Exhibit 10.1

CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 33-90616, No. 33-80797, No. 333-6390, No. 333-6862, No. 333-7226 and No. 333-12732) of STMicroelectronics N.V. of our report dated February 1, 2002, except for Note 27, as to which the date is April 15, 2002, relating to the consolidated financial statements, which appears in this Form 20-F. We also consent to the incorporation by reference of our report dated February 1, 2002 relating to the financial statement schedule, which also appears in this Form 20-F.

PricewaterhouseCoopers N.V.
Amsterdam, The Netherlands
May 24, 2002